Exhibit 99.1

National Vision Holdings, Inc. Announces Repurchase of $100 Million of Convertible Notes

Duluth, Ga., (November 10, 2023) -- National Vision Holdings, Inc. (NASDAQ: EYE) (“National Vision”) today announced that it has entered into agreements with certain of the holders of its 2.50% Convertible Senior Notes due 2025 (the “2025 Notes”) to repurchase $100.0 million aggregate principal amount of the 2025 Notes (the “Transactions”) for an aggregate cash repurchase price of $99.25 million.
Melissa Rasmussen, Chief Financial Officer of National Vision, said, “We are pleased to be in a position to complete this opportunistic repurchase reducing our 2025 Notes outstanding and further strengthening our balance sheet while leveraging our robust cash position. As we look ahead, we will continue to execute a disciplined capital allocation plan ensuring we are making prudent decisions that position the company for long-term growth while also delivering value to shareholders.”
The Transactions are expected to close on November 14, 2023, subject to the satisfaction of customary closing conditions. Following such closings, $302.5 million principal amount of the 2025 Notes will remain outstanding, from an initial issued principal balance of $402.5 million.
About National Vision Holdings, Inc.
National Vision Holdings, Inc. is the second largest optical retail company in the United States (by sales) with more than 1,400 stores in 44 states and Puerto Rico. With a mission of helping people by making quality eye care and eyewear more affordable and accessible, the company operates five retail brands: America’s Best Contacts & Eyeglasses, Eyeglass World, Vision Centers inside select Walmart stores, and Vista Opticals inside select Fred Meyer stores and on select military bases, and several e-commerce websites, offering a variety of products and services for customers’ eye care needs. For more information, please visit www.nationalvision.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934. These statements include statements related to our current beliefs and expectations regarding the consummation of the Transactions. You can identify these forward-looking statements by the use of words such as “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Caution should be taken not to place undue reliance on any forward-looking statement as such statements speak only as of the date when made. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. Forward-looking statements are not guarantees and are subject to various risks and uncertainties, which may cause actual results to differ materially from those implied in forward-looking statements. Such factors include, but are not limited to, market volatility and an overall decline in the health of the economy and other factors impacting consumer spending, including inflation and uncertainty in financial markets (including as a result of recent events affecting financial institutions); our ability to recruit and retain vision care professionals for our stores and remote medicine offerings in general and in light of the pandemic; our ability to compete successfully; our ability to successfully open new stores and enter new markets; our ability to expand our remote medicine offerings and electronic health records capabilities; our ability to maintain the performance of our Host and Legacy brands and our current operating relationships with our Host and Legacy partners; our ability to successfully navigate the termination of our Walmart partnership, including the transition period; our ability to maintain sufficient levels of cash flow from our operations to execute or sustain our growth strategy or obtain additional financing at satisfactory terms or at all; the impact of wage rate increases, inflation, cost increases and increases in raw material prices and energy prices; our growth strategy straining our existing resources and causing the performance of our existing stores to suffer; the COVID-19 pandemic and future resurgences, and related impacts including federal, state, and local governmental actions in response thereto; customer behavior in response to the pandemic, including the impact of such behavior on in-store traffic and sales; our ability to successfully and efficiently implement our marketing, advertising and promotional efforts; risks associated with leasing substantial amounts of space, including future increases in occupancy costs; the impact of certain technological advances, and the greater availability of, or increased consumer preferences for, vision correction alternatives to prescription eyeglasses or contact lenses, and future drug development for the correction of vision-related problems; our ability to retain our existing senior management team and attract qualified new personnel; our ability to manage our inventory; seasonal fluctuations in our operating results and inventory levels; risks associated with our e-commerce and omni-channel business; the loss of, or disruption in the operations of, one or more of our distribution centers and/or optical laboratories, resulting in the inability to fulfill customer orders and deliver our products in a timely manner; risk of losses arising from our investments in technological innovators in the optical retail industry including artificial intelligence; risks associated with environmental, social and governance issues, including climate change; risks associated with vendors from whom our products are sourced, including our dependence on a limited number of suppliers; our ability to develop, maintain and extend relationships with managed vision care companies, vision insurance providers and other third-party payors; our ability to effectively operate our information technology systems and prevent interruption or security breach; our reliance on third-party coverage and reimbursement, including government programs, for an increasing portion of our revenues; our ability to adhere to extensive state, local and federal vision care and healthcare laws and regulations; our compliance with managed vision care laws and regulations; our ability to adhere to changing state, local and federal privacy, data security and data protection laws and regulations; product liability, product recall or personal injury issues; our failure to comply with, or changes in, laws, regulations, enforcement activities and other requirements; the impact of any adverse litigation judgments or settlements resulting from legal proceedings relating to our business operations; our ability to adequately protect our intellectual property; our significant amount of indebtedness and our ability to generate sufficient cash flow to satisfy our debt obligations; a change in interest rates as well as changes in benchmark rates and uncertainty related to the foregoing; restrictions in our credit agreement that limits our flexibility in operating our business; potential dilution to existing stockholders upon the conversion of our convertible notes; and risks related to owning our common stock (including the timing, manner and volume of repurchases of common stock pursuant to our share repurchase program), including our ability to comply with requirements to design and implement and maintain effective internal controls. Additional information about these and other factors that could cause National Vision’s results to differ materially from those described in the forward-looking statements can be found in filings by National Vision with the Securities and Exchange Commission (“SEC”), including our latest Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC.

Investors:
ICR, Inc.
Caitlin Churchill
(203) 682-8200
Investor.Relations@nationalvision.com

Media:
National Vision Holdings, Inc.
Racheal Peters
(470) 448-2303
Media@nationalvision.com